                                                                   EXHIBIT 10.20




                          FIRST CONSENT AND AMENDMENT

         FIRST CONSENT AND AMENDMENT (the "Amendment"), dated as of May 13, 1996, among CHANCELLOR BROADCASTING COMPANY ("Holdings"), CHANCELLOR RADIO BROADCASTING COMPANY (the"Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and Bankers Trust Company, as Managing Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H :

         WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 14, 1996 (the "Credit Agreement"); and

         WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

         NOW THEREFORE, it is agreed:

         1. Effective as of the First Amendment Effective Date (as defined herein) Holdings, the Borrower, each Subsidiary Guarantor and each undersigned Bank (i) consents to the entering into of that asset purchase agreement (the "Purchase Agreement") by OmniAmerica Communications ("Omni"), one or more affiliates of Omni, the Borrower and one or more of affiliates of the Borrower in the form previously delivered to the Managing Agent and subject to the reasonable satisfaction of the Managing Agent, provided that such consent is limited to the entering into of the Purchase Agreement and shall not be deemed a consent to the consummation of the transactions contemplated in the Purchase Agreement and (ii) waives the provisions of the Credit Agreement which would prohibit the foregoing transactions.

         2. On and after the First Amendment Effective Date, Section 1.02 of the Credit Agreement shall be amended by deleting the second sentence in its entirety and inserting the following new sentence in lieu thereof:

         "The aggregate principal amount of each Borrowing of Revolving Loans shall not be less than $250,000 and, if greater, shall be in an integral multiple of $50,000
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     or, if less, the then remaining Total Revolving Loan commitment."

         3. On and after the First Amendment Effective Date, Section 2.01(c) of the Credit Agreement shall be amended by deleting the amount "$2,500,000" contained therein and inserting the amount "$20,000,000" in lieu thereof.

         4. On and after the First Amendment Effective Date, Section 4.01 of the Credit Agreement shall be amended by deleting the amount "$250,000" contained therein and inserting the amount "$25,000" in lieu thereof.

         5. On and after the First Amendment Effective Date, Section 9.11 of the Credit Agreement shall be amended by inserting immediately after the reference "Section 4.02(d)" contained in the first proviso therein the following proviso:

         "provided further" that the Borrower may redeem Existing Subordinated Notes so long as the amount used to redeem the Existing Subordinated Notes does not exceed $20,000,000 in the aggregate,"

         6. On and after the First Amendment Effective Date, the definition of "L/C Supportable Obligations" under Section 11.01 of the Credit Agreement shall be amended by inserting before the final period thereof the following new phrase:

         "(including, but not limited to, obligations of the Borrower to provide an earnest money deposit in an amount not to exceed $10,000,000 pursuant to that Asset Purchase Agreement, dated as of May 14, 1996, among Holdings, the Borrower, OmniAmerica Group and each of the other sellers named therein)"

         7. On and after the First Amendment Effective Date, Section 13.15 of the Credit Agreement shall be amended by deleting the reference "Section 2.06" contained therein and inserting the reference "Section 2.05" in lieu thereof.

         8. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (except with respect to any representations and warranties





                                      -2-
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limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date in each case both before and after giving effect to this Amendment.

         9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of Holdings, the Borrower and the Managing Agent.

         11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         12. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of Holdings, the Borrower, each Subsidiary Guarantor and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile) the same to the Managing Agent at the Notice Office.

         13. From and after the First Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.





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                 IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                  CHANCELLOR BROADCASTING COMPANY


                                  By:  [ILLEGIBLE]
                                     ------------------------------------------
                                     Title:  Sr. Vice President of Finance


                                  CHANCELLOR RADIO BROADCASTING COMPANY


                                  By:  [ILLEGIBLE]
                                     ------------------------------------------
                                     Title:  Sr. Vice President of Finance


                                  BANKERS TRUST COMPANY,
                                            Individually and
                                            as Managing Agent


                                  By:  [ILLEGIBLE]
                                     ------------------------------------------
                                     Title:  MANAGING DIRECTOR


                                  CHEMICAL BANK


                                  By:  [ILLEGIBLE]
                                     ------------------------------------------
                                     Title:  MANAGING DIRECTOR


                                  NATIONSBANK OF TEXAS, N.A.


                                  By:  [ILLEGIBLE]
                                     ------------------------------------------
                                     Title:  VP


                                  BANK OF AMERICA NT & SA


                                  By: /s/ MATTHEW J. KOENIG - Matthew J. Koenig
                                     ------------------------------------------
                                     Title:  VP






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                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By:  ILLEGIBLE
                                      ----------------------------------------
                                      Title:  VP


                                   UNION BANK


                                   By: /s/ MICHAEL K. MCSHANE
                                      ----------------------------------------
                                      Title:  Michael K. McShane
                                              Vice President


                                   BANQUE PARIBAS


                                   By: /s/ JOHN CARE
                                      ----------------------------------------
                                      Title:  John Care
                                              Group Vice President

                                   By: /s/  THOMAS G. BRANDT
                                      ----------------------------------------
                                      Title:  Thomas G. Brandt
                                              Vice President


                                   CIBC INC.


                                   By:  ILLEGIBLE
                                      ----------------------------------------
                                      Title: M.D.


                                   SOCIETE GENERALE


                                   By:
                                      ----------------------------------------
                                      Title:


                                   ABAN AMRO BANK N.V.,
                                     HOUSTON AGENCY,
                                     by ABN Amro North America as Agent


                                   By: /s/ LAURIE TUZO
                                      ----------------------------------------
                                      Title:  Laurie Tuzo
                                              Vice President & Director

                                   By: /s/  RON MAHLE
                                      ----------------------------------------
                                       Title:  Ron Mahle
                                               Group Vice President & Director

                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                   By:
                                      ----------------------------------------
                                      Title:


                                   VAN KAMPEN AMERICAN CAPITAL
                                    PRIME RATE INCOME TRUST


                                   By: /s/ JEFFREY W. MAILLET
                                      ----------------------------------------
                                      Title:  Jeffrey W. Maillet
                                               Sr. Vice Pres. - Portolio Mgr.


                                   PRIME INCOME TRUST


                                   By:
                                      ----------------------------------------
                                      Title:


                                   SENIOR DEBT PORTFOLIO

                                   By:      Boston Management and Research,
                                             as Investment Advisor


                                   By:
                                      ----------------------------------------
                                      Title:


                                   MERRILL LYNCH PRIME RATE PORTFOLIO


                                   By:
                                      ----------------------------------------
                                      Title:





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                          ACKNOWLEDGMENT AND AGREEMENT


         The undersigned, each being a Subsidiary Guarantor, hereby acknowledges and agrees to the First Amendment to the Credit Agreement which precedes this Acknowledgment and Agreement.



CHANCELLOR BROADCASTING LICENSEE COMPANY


By: ILLEGIBLE
   -------------------------------------
   Title:  Senior Vice President of Finance



TREFOIL COMMUNICATIONS, INC.


By: ILLEGIBLE
   -------------------------------------
   Title:  Senior Vice President of Finance



SHAMROCK BROADCASTING, INC.


By: ILLEGIBLE
   -------------------------------------
   Title:  Senior Vice President of Finance



SHAMROCK RADIO LICENSES, INC.


By: ILLEGIBLE
   -------------------------------------
   Title:  Senior Vice President of Finance



SHAMROCK BROADCASTING OF TEXAS, INC.


By: ILLEGIBLE
   -------------------------------------
   Title:  Senior Vice President of Finance